UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 5, 2020 (April 30, 2020)

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EOG RESOURCES, INC.
(Exact name of registrant as specified in its charter)

Delaware	1-9743	47-0684736
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1111 Bagby, Sky Lobby 2
Houston, Texas  77002
(Address of principal executive offices) (Zip Code)

713-651-7000
(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01 per share	EOG	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

EOG RESOURCES, INC.

Item 5.07     Submission of Matters to a Vote of Security Holders.

The 2020 annual meeting of stockholders (Annual Meeting) of EOG Resources, Inc. (EOG) was held on April 30, 2020, via live webcast, for the following purposes: (i) to elect eight directors to hold office until EOG's 2021 annual meeting of stockholders and until their respective successors are duly elected and qualified; (ii) to ratify the appointment by the Audit Committee of EOG's Board of Directors (Board) of Deloitte & Touche LLP, independent registered public accounting firm, as EOG's auditors for the year ending December 31, 2020; and (iii) to hold a non-binding advisory vote on the compensation of EOG's named executive officers.

At the close of business on March 6, 2020, the record date for the Annual Meeting, there were 582,054,955 shares of EOG common stock issued, outstanding and entitled to vote at the Annual Meeting. Proxies for the Annual Meeting were solicited by the Board pursuant to Regulation 14A under the Securities Exchange Act of 1934 (as amended) and there was no solicitation in opposition to the Board's nominees for director.

Each of the eight nominees for director was duly elected by EOG's stockholders, with votes as follows:

Nominee	Shares For	% of Shares Voted	Shares Against	Shares Abstaining	Broker Non-Votes

Janet F. Clark	474,259,249	98.14%	8,986,775	221,140	28,071,632
Charles R. Crisp	457,937,514	94.76%	25,299,209	230,441	28,071,632
Robert P. Daniels	470,354,203	97.33%	12,862,863	250,098	28,071,632
James C. Day	465,529,690	96.33%	17,705,527	231,947	28,071,632
C. Christopher Gaut	471,195,300	97.51%	12,021,146	250,718	28,071,632
Julie J. Robertson	463,862,016	96.93%	14,645,844	4,959,304	28,071,632
Donald F. Textor	454,670,264	94.08%	28,571,412	225,488	28,071,632
William R. Thomas	460,856,881	95.70%	20,665,063	1,945,220	28,071,632

The appointment of Deloitte & Touche LLP, independent registered public accounting firm, as EOG's auditors for the year ending December 31, 2020, was ratified by EOG's stockholders, with votes as follows:

Shares For	% of Shares Voted	Shares Against	Shares Abstaining	Broker Non-Votes

501,970,210	98.17%	9,326,838	241,748	-0-

With respect to the non-binding advisory vote on the compensation of EOG's named executive officers, as disclosed in EOG's definitive proxy statement for the Annual Meeting, the compensation of EOG's named executive officers was approved by EOG's stockholders by the following vote:

Shares For	% of Shares Voted	Shares Against	Shares Abstaining	Broker Non-Votes

457,694,103	94.96%	24,278,649	1,494,412	28,071,632

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EOG RESOURCES, INC. (Registrant)

Date: May 5, 2020	By:	/s/ TIMOTHY K. DRIGGERS Timothy K. Driggers Executive Vice President and Chief Financial Officer (Principal Financial Officer and Duly Authorized Officer)

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